Exhibit 10.1

        Stock Purchase Agreement by and among Provo International, Inc., Ventura Martinez del Rio Requejo and Ventura Martinez del Rio Arrangoiz

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement is entered into on this 14th day of July, 2004, by and between Provo International, Inc., a Delaware corporation ("Seller" or "Provo"); Ventura Martinez del Rio Requejo ("Requejo"); and Ventura Martinez del Rio Arrangoiz ("Arrangoiz") (Requejo and Arrangoiz shall sometimes be referred to in the singular as "Buyer" and collectively as "Buyers").

                                    RECITALS

      WHEREAS, on April 3, 2003, Arrangoiz and Requejo, then the owners of all of the issued and outstanding capital stock ("Provo Mexico Shares") of Proyecciones y Ventas Organizadas, S.A. de C.V., a corporation organized under the laws of the Republic of Mexico ("Provo Mexico"), sold such shares to Provo and Provo Mexico became a wholly-owned subsidiary of Provo; and

      WHEREAS, in exchange for the Provo Mexico Shares, Provo issued to Buyers 220,000 shares of Series C Convertible Preferred Stock, par value $.01 per share, of Provo, which were subsequently converted into 220,000 shares of Series E Convertible Preferred Stock, par value $.01 per share, of Provo, of which shares 189,445 shares were converted into 18,944,500 shares of Common Stock, par value $.01 per share, of Provo (such 18,944,500 shares of Common Stock and the 30,555 shares of Series E Convertible Preferred Stock that remain outstanding on the date hereof are sometimes collectively referred to herein as the "Provo Shares"); and

      WHEREAS, Arrangoiz and Requejo wish to repurchase the Provo Mexico Shares from Provo, and Provo wishes to repurchase the Provo Shares from Arrangoiz and Requejo, subject to the terms and conditions described herein;

      NOW, THEREFORE, in consideration of the above recitals, the promises herein contained and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the meanings set forth below:

                              (a) "Agreement" shall mean this Stock Purchase Agreement, including any appendices, schedules and exhibits.

                              (b) "Best  knowledge"  and similar  phrases  shall
                  mean (i) in the case of a natural person, the particular fact was known or not known, as the context requires, to such person after reasonable investigation and inquiry by such person, and (ii) in the case of an entity, the particular fact was known or not known, as the context requires, to any executive officer of such entity after reasonable investigation and inquiry by the principal executive officers of such entity.

                              (c) "Callisto  Agreement"  shall mean the proposed
                  agreement whereby Callisto Pharmaceuticals, Inc. will sell its Superantigen program to Provo, or any other agreement whereby Provo acquires a new line of business.

                              (d) "Closing" shall mean the closing of the transactions contemplated by this Agreement, which shall occur at 10:00 A.M., local time, on the Closing Date in the offices of Blank Rome LLP, the Chrysler Building, 405 Lexington Avenue, New York, New York, 10174, or at such other time and place as shall be agreed in writing among the parties.

                              (e) "Closing Date" shall mean October 30, 2004, or
                  such other date as agreed upon, in writing, among the parties.

                              (f) "Common  Stock" shall mean Common  Stock,  par
                  value $.01 per share, of Provo.

                              (g) "Dollar" or "Dollars" shall mean United States
                  dollars.

                              (h) "Encumbrance" shall mean any lien, security interest, claim or any other hindrance whatsoever.

                              (i) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

                              (j) "Person" shall mean an individual, corporation, partnership, joint venture, trust, association, unincorporated organization or other entity or governmental body or subdivision, agency, commission or authority thereof, or any equivalent entity under applicable law.

                              (k)   "SEC"  or   "Commission"   shall   mean  the
                  Securities and Exchange Commission.

                              (l) "Series E Preferred Stock" shall mean Series E
                  Convertible Preferred Stock, par value $.01 per share, of Provo.

                              (m) "Securities  Act" shall mean the United States
                  Securities Act of 1933, as amended.

                              (n) "Transaction Documents" shall collectively mean this Agreement and any other written agreement signed by the parties that is expressly identified as a "Transaction Document" hereunder, and any exhibits or attachments to any of the foregoing, as the same may be amended from time to time. Transaction Documents shall include the Reseller Agreement and Written Consent of Shareholders as defined in Sections 7.01 and 7.02.

                                   ARTICLE II

                                 STOCK PURCHASE

      Subject to the terms of this Agreement, Arrangoiz and Requejo hereby agree to purchase and Provo hereby agrees to sell to Buyer all of the Provo Mexico Shares. The Provo Mexico Shares shall be free of any and all Encumbrances, other than Encumbrances imposed on the Provo Mexico Shares by, or with the consent of, the Buyers.

                                  ARTICLE III

                                  CONSIDERATION

      In return for the sale of all right, title and interest in the Provo Mexico Shares, Arrangoiz and Requejo will return to Provo for cancellation an aggregate total of 18,944,500 shares of Common Stock and 30,555 shares of Series E Preferred Stock and said shares shall be free of any and all Encumbrances, other than any Encumbrances imposed on such shares by, or with the consent of, Provo.

                                   ARTICLE IV

                               REGULATORY FILINGS

      Section 4.01. Commission Filings. Prior to the Closing Date, Provo shall properly prepare and file with the Commission all documents required pursuant to the Exchange Act, in connection with the execution, delivery and performance of this Agreement, and any of the transactions contemplated hereby, including, without limitation, (a) any and all proxy materials deemed to be required to (i) complete the transactions contemplated by this Agreement; (ii) notify non-consenting shareholders of the approval of the transactions contemplated hereby upon consent of holders of a majority of the outstanding shares of Common Stock of Provo, including an information statement on Schedule 14C (the "Information Statement"); and (b) any reports that may be required to be filed utilizing Form 8-K, as promulgated by the Commission (collectively, the "Filings").

      Section 4.02. Exchange Filings. Provo shall prepare and file with the American Stock Exchange (the "Exchange") all the documents required by the rules of the Exchange in connection with the execution, delivery and performance of this Agreement, and any of the transactions contemplated hereby, including, but not limited to, any proxy filings and reports on Form 8-K.

      Section 4.03. Other Filings. In addition to the Filings that may be required by the Commission and the Exchange, the parties will cooperate with each other in order to make, as soon as appropriate, all governmental and regulatory filings necessary in connection with the execution, delivery and performance of this Agreement and any of the transactions contemplated hereby.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      Section 5.01. Representations and Warranties of Buyers. The Buyers, jointly and severally, represent and warrant to Provo that:

                              (a) No material litigation,  other than litigation
                  in the ordinary course of business, or proceeding is pending or threatened against the Buyers except those matters, if any, described by the parties in SCHEDULE 5.01(A) attached and incorporated by reference hereto. Neither the execution nor delivery by the Buyers of this Agreement will give rise to a material breach of any other agreement to which either of them is a party, or interfere with or otherwise adversely affect the ability of the Buyers to consummate the transaction contemplated by this Agreement.

                              (b) The  execution,  delivery and  performance  of
                  this Agreement and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of, any law, statute, rule or regulation to which either Buyer is subject.

                              (c) The Provo Shares to be transferred by Arrangoiz and Requejo to Provo contemplated by this Agreement will be free and clear of any taxes, options, warrants, purchase rights, contracts, commitments or Encumbrances, other than any Encumbrances imposed on such shares by, or with the consent of, Provo.

                              (d) During such time as the Buyers were shareholders and/or directors of Provo, they took no action, incurred no liabilities, and made no commitments, on behalf of Provo or any of its subsidiaries that are not disclosed in Provo's filings with the Commission.

                              (e) There is no investment banker,  broker, finder
                  or other intermediary that has been retained or authorized to act on behalf of either of the Buyers who might be entitled to any fee or commission from the parties upon the Closing of this Agreement.

      Section 5.02. Representations and Warranties of Provo. Provo represents and warrants to the Buyers that:

                              (a) Provo is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power to enter into and perform its obligations under this Agreement. No material litigation, other than litigation in the ordinary course of business, or proceeding is pending or threatened against Provo except those matters, if any, described by the parties in SCHEDULE 5.02(A) attached and incorporated by reference hereto. Neither the execution nor delivery by Provo of this Agreement will give rise to a material breach of any other agreement to which it is a party, or interfere with or otherwise adversely affect the ability of Provo to consummate the transaction contemplated by this Agreement.

                              (b) The Board of Directors  of Provo,  including a
                  majority of disinterested directors, as set forth in Delaware General Corporation Law ss.144, has approved this Agreement, and the transactions contemplated hereby, on behalf of Provo.

                              (c) The  execution,  delivery and  performance  of
                  this Agreement and the consummation of all transactions contemplated hereby or thereby will not conflict with, or result in any violation of, any provision of Provo's Certificate of Incorporation or By-laws, or any law, statute, rule or regulation to which Provo is subject.

                              (d) The Provo Mexico Shares to be  transferred  by
                  Provo to Arrangoiz and Requejo will be free and clear of any taxes, options, warrants, purchase rights, contracts, commitments, equities or Encumbrances, other than Encumbrances imposed on the Provo Mexico Shares by, or with the consent of, the Buyers.

                              (e) There is no investment banker,  broker, finder
                  or other intermediary that has been retained or authorized to act on behalf of Provo who might be entitled to any fee or commission from the parties upon the Closing of this Agreement.

                              (f) Provo's subsidiary, Provo Mexico, is currently
                  operating as a going concern.

                              (g) The transactions contemplated hereby represent
                  fair value to Provo, are reasonable in light of all existing conditions and circumstances and are not effected for the purpose of deferring, defrauding or hindering creditors.

                                   ARTICLE VI

                            COVENANTS OF THE PARTIES

      Section 6.01. From the date hereof and to the Closing Date, and except as may be approved in advance by the other parties or as specifically contemplated by this Agreement, Provo shall not enter into any transaction out of the ordinary course of its business, including, without limitation: (i) issuing any shares of capital stock or other securities, other than pursuant to the exercise of existing stock options or warrants; (ii) granting any stock options, warrants or other rights to acquire capital stock or other securities, other than pursuant to existing employee stock option plans and consistent with past practices; (iii) entering into, amending or voluntarily terminating any employment agreement with any new or existing employee, except for cause; (iv) granting any increases in the compensation, bonuses, benefits or other remuneration payable to any employee or consultant; (v) entering into, amending or voluntarily terminating any license, royalty or distribution agreement; (vi) entering into, amending or voluntarily terminating any lease or rental agreement; or (vii) entering into any agreement or commitment with respect to any of the foregoing.

      Section 6.02. Each of the parties shall use its best efforts to cause all conditions precedent to his or its obligations (and to the obligations of the other party hereto) to consummate the transactions contemplated herein) to be satisfied, including, but not limited to, using all reasonable efforts to obtain all required consents, waivers, amendments, modifications, approvals, authorizations, novations and licenses; provided, however, that nothing herein contained shall be deemed to modify any of the absolute obligations imposed upon any of the parties hereto under this Agreement or any agreement executed and delivered pursuant hereto.

      Section 6.03. The parties hereby agree to cooperate and make further assurances to each other as follows:

                              (a) Each of the  parties  hereto  shall  cooperate
                  with the other parties hereto in preparing and filing any notices, applications, reports and other instruments and documents that are required by, or which are desirable in the reasonable opinion of any of the parties hereto, or their respective legal counsel, in respect of, any statute, rule, regulation or order of any governmental or administrative body in connection with the transactions contemplated by this Agreement, including the Filings.

                              (b) Each of the parties hereto hereby further agrees to execute, acknowledge, deliver, file and/or record or cause such other parties to the extent permitted by law to execute, acknowledge, deliver, file and/or record such other documents as may be required by this Agreement or by their respective legal counsel in order to document and carry out the transactions contemplated by this Agreement.

                              (c) Buyers agree to cooperate with Provo's auditors, as requested, so that Provo may comply with its continuing reporting obligations. Buyers agree to provide financial statements of Provo Mexico for the three (3) months ended June 30, 2004 no later than July 31, 2004. This covenant shall survive the Closing until such time as Provo is not required to reference or include the financial statements of Provo Mexico in its Reports.

      Section 6.04. Each party hereto agrees that prior to the Closing Date he or it will enter into no transaction and take no action, and will use his or its best efforts to prevent the occurrence of any event (but excluding events which occur in the ordinary course of business and events over which each party has no control), which will result in any of his or its representations, warranties or covenants contained in this Agreement, or in any agreement, document or instrument executed and delivered by him or it pursuant hereto not to be true and correct, or not to be performed as contemplated, at and as of the time immediately after the occurrence of such transaction or event.

      Section 6.05. The parties hereby agree to and shall give prompt notice to the other parties as the case may be, of (i) the occurrence, or non-occurrence, of any event the occurrence or non-occurrence of which would be likely to cause any representation contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date and (ii) any material failure of any of the parties to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the terms of this Agreement; provided, however, that the delivery of any notice pursuant to this
Section 11.06 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      Section 6.06. As soon as it is practicable after the date of this Agreement, Provo shall, with the cooperation of the Buyers, prepare and file with the SEC all necessary filings and documents required by the consummation of the transactions contemplated by the terms of this Agreement including, but not limited to, the Information Statement and any Form 8-K.

      Section 6.07. The parties acknowledge that of the date hereof, Provo Mexico is indebted to Provo in the amount of $___________ (the "Intercompany Indebtedness"). Effective as of ______, 2004, Provo agrees to terminate and forgive all Intercompany Indebtedness, including all interest and principal thereunder. In consideration of the termination and forgiveness of the Intercompany Indebtedness, Provo Mexico shall issue and deliver to Provo __________ shares of Common Stock of Provo Mexico free and clear from any Liens (the "New Shares"). The parties acknowledge that the New Shares shall be deemed part of the Provo Mexico Shares and shall be transferred by Provo to the Buyers at the Closing.

      Section 6.08. Except as set forth on Schedule 6.06, it is the intent of the parties that effective on the Closing Date and thereafter, Provo and Provo Mexico shall each be solely responsible and liable for their respective obligations and liabilities incurred by each of Provo or Provo Mexico prior to the Closing Date. Moreover, at the Closing, Buyers, Provo Mexico and Provo shall make the payment adjustments set forth on SCHEDULE 6.08 attached hereto.

      Section 6.09. The Paycard Business.

                              (a) The parties acknowledge that Provo has developed a payroll debit card that offers a simple and inexpensive way for your unbanked employees to receive their pay via direct deposit (the "Paycard Business"). The parties agree that the Paycard Business shall remain the property of Provo directly and shall not be operated or held by or through Provo Mexico. Notwithstanding the foregoing, for one year from the date of this Agreement, the Buyers shall be given not less than five (5) business days prior written notice of all material terms of any proposed sale by Provo of the payroll card business (the "Notice of Sale"). The Buyers shall have the right during the five (5) business days following such notice to notify Provo of their election to purchase the payroll card business in accordance with the terms and conditions set forth in the Notice of Sale (the "Election Notice"). In the event such terms and conditions are modified during the notice period, the Buyers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of five (5) business days following the notice of modification, whichever is longer, to exercise such right. The Election Notice shall set forth the time period by which the parties shall execute a written sale agreement, which shall not exceed thirty (30) days from the date of the Election Notice. The closing of the transaction shall take place within sixty (60) days of the date of the Notice of Sale.

                              (b) Notwithstanding anything to the contrary herein or in the Reseller Agreement, Provo agrees, as soon as practicable after the execution of this Agreement, to facilitate the introduction of Buyers to Provo's contact at Sutton Bank. It is understood that Buyers intend to negotiate a reseller agreement with Sutton Bank on substantially the same terms as Provo's reseller agreement with Sutton Bank, and, in that event, the parties' obligations under the Reseller Agreement, including the non-compete agreement, shall cease.

      Section 6.10. The parties agree that, subject to the approval of Provo's auditors, the "closing" date for financial reporting purposes shall be June 29, 2004.

      Section 6.11. Immediately following the execution of this Agreement by Provo and Buyers, directors Miguel Madero and Carlos Bello shall tender their resignation from Provo's board of directors. Thereafter, the Buyers hereby agree to appoint Nicko Feinberg and Stephen J. Cole-Hatchard to fill the vacancies on the board of directors until their successors are duly elected and qualified. Notwithstanding the foregoing, if Provo has not delivered the approval of Berry-Shino Securities, Inc. as set forth in Section 7.01(e) of this Agreement by June 30, 2004, Nicko Feinberg and Stephen J. Cole-Hatchard shall tender their resignations from the board of directors.

      Section 6.12. For good and valuable consideration received, each of the Buyers individually and in their capacities as officers and/or directors of Provo, agree to cause Provo (a) to comply with its obligations under Section
6.01 hereof, and (b) not to waive or amend any of the obligations of the other parties hereto. This obligation shall be for the benefit of, and may be enforced by, Nicko Feinberg.

      Section 6.13. Provo shall use its best efforts to effectuate a name change to a name which does not resemble "Provo International" as soon as practicable after the Closing Date, or, at the latest, at its next annual meeting of shareholders.

                                  ARTICLE VII

                              CONDITIONS TO CLOSING

      Section 7.01. The obligation of Provo to effect the sale of the Provo Mexico Shares shall be subject to the fulfillment at or prior to the Closing Date of the following requirements, any or all of which may be waived in writing by Provo in its sole discretion:

                              (a) The  representations  and warranties of Buyers
                  contained in this Agreement and any other document delivered by it in accordance with the terms of this Agreement shall have been true when made and, in addition, shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                              (b) Each of the parties  shall have  executed  and
                  delivered all of the Transaction Documents to which they are parties, including the Reseller Agreement in substantially the form annexed hereto as Exhibit A.

                              (c) The Buyers shall have performed,  observed and
                  complied in all material respects with all of its obligations, covenants and agreements, and shall have satisfied or fulfilled in all material respects all conditions contained in any document referenced herein and required to be performed, observed or complied with, or to be satisfied or fulfilled by the Buyers at or prior to the Closing Date.

                              (d)  Provo  shall  have   executed   the  Callisto
                  Agreement.

                              (e) Provo  shall have  received  approval  of this
                  Agreement and the transactions contemplated hereby from a majority of its shareholders, which majority shall include the persons named on SCHEDULE 7.01(E) attended hereto.

                              (f)  Provo   shall  have  filed  the   Information
                  Statement with the SEC, the SEC shall have deemed the Information Statement effective, Provo shall have mailed the Information Statement and any required accompanying materials to all shareholders of record, and twenty (20) days shall have elapsed from the date of mailing.

                              (g) Provo shall have received an irrevocable written consent executed by the Buyers in the form annexed hereto as Exhibit B (the "Shareholder Written Consent").

                              (h) Provo shall have received an updated  fairness
                  opinion from Beckett Race Securities, concluding that the transaction contemplated by this Agreement is fair to Provo's shareholders from a financial point of view.

                              (i) No order of any court or administrative agency
                  shall be in effect which constrains or prohibits the transactions contemplated hereby, and no claim, suit, action, inquiry, investigation or proceeding in which it will be, or it is, sought to restrain, prohibit, or change the terms of or obtain damages or other relief in connection with this Agreement or any other transactions contemplated hereby, shall have been instituted or threatened by any person or entity, in which in the reasonable judgment of Provo (based on the likelihood of success and material consequences of such claim, suit, action, inquiry or proceeding) makes it inadvisable to proceed with the consummation of such transactions.

                              (j) All filings with, and consents, waivers, approvals, licenses and authorizations by, third parties and governmental and administrative authorities (and all amendments or modifications to existing agreements with third parties) (the "Consents") required as a pre-condition to the performance by the parties of their obligations hereunder and under any agreement delivered pursuant hereto, shall have been duly made or obtained and shall be in full force and effect.

                              (k) The validity of all transactions  contemplated
                  by all of the Transaction Documents, as well as the form and substance of all agreements, instruments, opinions, certificates and other documents delivered by Provo Mexico pursuant hereto, shall be satisfactory in all material respects to Provo and its counsel.

                              (l) The  transactions  contemplated  hereby can be
                  effected on a tax-free basis for Provo.

      Section 7.02. Conditions to Obligations of Buyers. The obligations of the Buyers to effect the purchase of the Provo Mexico Shares from Provo shall be subject to the fulfillment at or prior to the Closing Date of the following requirements, any or all of which may be waived in writing by the Buyers in their sole discretion:

                              (a) The  representations  and  warranties of Provo
                  contained in any Provo documents delivered by Provo shall have been true when made, and in addition, it shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                              (b) Each of the parties  shall have  executed  and
                  delivered all of the Transaction Documents to which they are parties, including the Reseller Agreement in substantially the form annexed hereto as Exhibit A.

                              (c) Provo shall have performed, observed and complied in all material respects with all their obligations, covenants and agreements, and shall have satisfied or fulfilled in all material respects all conditions contained in any document referenced herein and required to be performed, observed or complied with, or to be satisfied or fulfilled by Provo at or prior to the Closing Date.

                              (d)  Provo  shall  have   executed   the  Callisto
                  Agreement.

                              (e) Provo  shall have  received  approval  of this
                  Agreement and the transactions contemplated hereby from a majority of its shareholders, which majority shall include the persons named on SCHEDULE 7.01(E) attended hereto.

                              (f)  Provo   shall  have  filed  the   Information
                  Statement with the SEC, the SEC shall have deemed the Information Statement effective, Provo shall have mailed the Information Statement and any required accompanying materials to all shareholders of record, and twenty (20) days shall have elapsed from the date of mailing.

                              (g) No order of any court or administrative agency
                  shall be in effect which constrains or prohibits the transactions contemplated hereby, and no claim, suit, action, inquiry, investigation or proceeding in which it will be, or it is, sought to restrain, prohibit, or change the terms of or obtain damages or other relief in connection with this Agreement or any other transactions contemplated hereby, shall have been instituted or threatened by any person or entity, in which in the reasonable judgment of Provo Mexico (based on the likelihood of success and material consequences of such claim, action, inquiry, investigation or proceeding) makes it inadvisable to proceed with the consummation of such transactions.

                              (h) Provo shall have received an updated  fairness
                  opinion from Beckett Race Securities, concluding that the transaction contemplated by this Agreement is fair to Provo's shareholders from a financial point of view.

                              (i) The validity of all transactions  contemplated
                  by  the  Transaction  Documents,  as  well  as  the  form  and substance of all agreements, instruments, opinions, certificates and other documents delivered by Provo pursuant hereto, shall be satisfactorily in all material respects to Provo Mexico's counsel.

                              (j) The  transactions  contemplated  hereby can be
                  effected on a tax-free basis for Buyers.

      Section 7.03. Deliveries by Provo at Closing. Provo shall deliver the following:

                              (a) the stock certificates representing all of the
                  issued and outstanding capital stock of Provo Mexico with proper instruments of transfer, transferring the ownership of the Provo Mexico Shares to the Buyers;

                              (b)  duly  executed   copies  of  all  Transaction
                  Documents to which Provo is a party;

                              (c) a Secretary's certificate certifying copies of
                  (i) the resolutions adopted by the Provo Board of Directors authorizing Provo and its officers to execute and deliver the Provo documents to which it is a party and to perform its obligations hereunder;

                              (d) a certificate executed by its President, dated
                  as of the Closing Date, to the effect that all representation and warranties of Provo and true and complete in all material respects and all covenants to be performed by Provo at or as of the Closing have been performed in all material respects and the conditions to be satisfied at or as of the Closing have been satisfied in all material respects or waived in accordance with terms of this Agreement.

      Section 7.04. Deliveries by Buyers at the Closing. At the Closing, Buyers shall deliver the following:

                                 (a) stock certificates representing the shares of Common Stock and Series E Preferred Stock to be transferred to Provo in accordance with the terms of this Agreement;

                                 (b) duly executed copies of all Transaction Documents to which either of the Buyers is a party;

                                 (c) a certificate executed by Requejo and Arrangoiz dated as of the Closing Date to the effect that all representations and warranties of Requejo and Arrangoiz are true and complete in all material respects and all covenants to be performed by them at or as of the Closing have been performed in all material respects and conditions to be satisfied at or as of the Closing have been satisfied in all material respects or waived in accordance with the terms of this Agreement; and

                                 (d) Resignations of Requejo and Arrangoiz as officers and directors of Provo.

                                  ARTICLE VIII

                                    RELEASES

      Section 8.01. Provo knowingly and voluntarily releases, remises and forever discharges each of the Buyers and all former, present and future agents, representatives, employees, attorneys, successors and assigns of the Buyers, including, without limitation, all current and future directors, officers, agents, representatives, employees, attorneys, successors and assigns of Provo Mexico (collectively, the "Buyer Released Parties") from any and all claims, obligations, controversies, actions, causes of action, cross-claims, counter-claims, rights, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees or expenses, or liabilities of any kind or nature whatsoever, in law and in equity, past, present and future, and whether known or unknown, accrued or unaccrued, liquidated or unliquidated, absolute or contingent, suspected, or claimed against the Buyers or any of the Buyer Released Parties which Provo or any its successors or assigns may have arising from, relating in any way to, or in connection with: (i) the transactions contemplated by that certain Stock Purchase Agreement dated as of January 24, 2003, as amended (the "Original Agreement") between Provo and the Buyers; (ii) the Buyers actions or inactions as directors and officers of Provo; (iii) the Intercompany Indebtedness; and (iv) any other relationship or transaction between Provo and the Buyers; (all of the foregoing collectively referred to herein as the "Provo Claims"); provided, however, that Provo Claims shall not include any of the foregoing that arise due to a breach of this Agreement by Buyers.

      Section 8.02. Each of the Buyers knowingly and voluntarily releases, remises and forever discharges Provo and all former, present and future directors, officers, agents, representatives, employees, attorneys, successors and assigns of Provo and its direct or indirect subsidiaries (collectively, the "Provo Released Parties") from any and all claims, obligations, controversies, actions, causes of action, cross-claims, counter-claims, rights, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees or expenses, or liabilities of any kind or nature whatsoever, in law and in equity, past, present and future, and whether known or unknown, accrued or unaccrued, liquidated or unliquidated, absolute or contingent, suspected, or claimed against Provo or any of Provo Released Parties which the Buyers or any of their respective successors or assigns may have arising from, relating in any way to, or in connection with:
(i) Original Agreement; and (ii) any other relationship or transaction between the Buyers and Provo (all of the foregoing collectively referred to herein as the "the Buyer Claims" and, collectively with Provo Claims, the "Claims"); provided, however, that the Buyer Claims shall not include any of the foregoing that arise due to a breach of this agreement by Provo.

      Section 8.03. Each party represents and warrants that it has made no assignment or transfer of any of the Claims hereinabove mentioned or implied.

      Section 8.04. In signing this Agreement, each party acknowledges and intends that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. Each party expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any statute or legal principle that expressly limits the effectiveness of a general release of unknown, unsuspected or unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. Each party further agrees that in the event it should assert any Claim seeking damages against any of the Buyers or the Buyers Released Parties, in the case of Provo, or Provo or any of Provo Released
Parties, in the case of the Buyers, this Agreement shall serve as a complete defense to such Claim.

      Section 8.05. Each party acknowledges that it (i) has read this Agreement,
(ii) has had the opportunity to consider this Agreement, (iii) has sought and obtained legal counsel to the extent it chose to do so, (iv) understands this Agreement and each and all of its respective terms, and (v) signs this Agreement voluntarily and without duress.

                                   ARTICLE IX

                                 INDEMNIFICATION

      Section 9.01. Subject to the provisions of this Article VIII, each party (each an "Indemnifying Party") shall indemnify and save harmless each of the other parties and their respective officers, directors, employees, agents and successors and assigns, and each person who controls each of the parties within the meaning of the Securities Act or the Exchange Act, from and against any and all Liabilities, losses, damages, claims (whether or not meritorious), judgments, fines, settlements and other costs and expenses (including reasonable attorneys' fees and expenses) based upon, arising out of or resulting from any breach of any representation or warranty, or any breach of or failure to perform any covenant or agreement, by such Indemnifying Party set forth in this Agreement or any of the other Transaction Documents or any Litigation brought by any third party arising out of the transactions contemplated hereby and thereby. The indemnification provisions of this Article VIII shall survive for two years from the Closing Date.

      Section 9.02. The party seeking indemnification under this Article VIII (the "Indemnified Party") shall, promptly after the receipt of notice of the commencement of any Litigation against such Indemnified Party in respect of which indemnity may be sought under this Article VIII, notify the Indemnifying Party in writing of the commencement thereof (the "Indemnification Notice"). The failure of any Indemnified Party to give the Indemnifying Party an Indemnification Notice shall not relieve the Indemnifying Party from any Liability which it may have to such Indemnified Party under this Article VIII except to the extent that such Indemnifying Party shall have been prejudiced thereby. In case any such Litigation shall be brought against any Indemnified Party, the Indemnifying Party shall be entitled to participate therein, and to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party by giving written notice of the Indemnifying Party's election to assume the defense within thirty (30) days after its receipt of the Indemnification Notice, and after timely written notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, such Indemnifying Party will not be liable to such Indemnified Party under this Article VIII for any legal expense subsequently incurred by such Indemnified Party in connection with the defense thereof nor for any settlement thereof entered into by the Indemnified Party without the consent of the corresponding Indemnifying Party; provided that (i) if an Indemnifying Party shall elect not to assume (or shall fail within the time period set forth above to elect to assume) the defense of such Litigation, or shall subsequently fail to diligently maintain the defense thereof, or (ii) if counsel for the Indemnified Party reasonably determines (x) that there is a conflict between the positions of the Indemnifying Party and of the Indemnified Party in defending such Litigation or (y) that there are legal defenses available to such Indemnified Party different from or in addition to those available to such Indemnifying Party, then separate counsel for the Indemnified Party shall be entitled to participate in and conduct the defense, in the case of clauses (i) and (ii) (x), or such different defenses, in the case of clause
(ii) (y), and such Indemnifying Party shall be responsible for the costs of such counsel in connection therewith, and, in the case of clause (i), for any settlement of such Litigation entered into by the Indemnified Party. The corresponding Indemnifying Party shall not enter into any settlement of any such Litigation without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

      Section 9.03. An Indemnifying Party shall not be obligated to indemnify an Indemnified Party under this Article VIII unless and until all losses with respect to which the Indemnifying Party has indemnification obligations hereunder exceed Fifty Thousand Dollars ($50,000) in the aggregate, following which the Indemnifying Party shall be obligated to indemnity or hold harmless the Indemnified Party for all such losses in excess of such amount. In no event shall the indemnification obligations of each of the parties hereunder exceed One Million Dollars ($1,000,000) in the aggregate.

      Section 9.04. The representations and warranties of the parties contained in this Agreement shall survive until the date that is one hundred and eighty
(180) days the Closing Date. The obligation of an Indemnifying Party to hold harmless an Indemnified Party shall be extended automatically to include any time necessary to resolve a claim for indemnification that was made in accordance with the terms hereof before the expiration of the survival period, but not resolved prior to its expiration and any such extension shall apply as to the specific claims asserted and not resolved within the survival period. The liability associated with any such item shall continue until such claim shall have been finally settled, decided or adjudicated.

      Section 9.05. Directors' and Officers' Insurance Provo will indemnify and hold harmless each of the Buyers and each of the present and former director and officer of Provo entitled to indemnification under the certificate of incorporation and by-laws of the Company as in effect on the date hereof, against any costs or expenses (including reasonable attorneys' fees) judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") (but only to the extent such Costs are not otherwise covered by insurance and paid) incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closing Date, whether asserted or claimed prior to, at or after the Closing Date, to the fullest extent permitted under applicable law (and the Company shall advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification). Provo shall (i) include and maintain in effect in its certificate of incorporation and by-laws, the same provisions regarding exculpation and elimination of liability of directors and indemnification of officers, directors, employees and other persons contained in the certificate of incorporation and by-laws of Provo as of the date hereof and (ii) maintain for a period of at least six years, the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by Provo
(provided that Provo may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured) with respect to claims arising from facts or events that occurred on or before the Closing Date, including in respect of the transactions contemplated by this Agreement. If Provo or any of its successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Provo assume the obligations set forth in this Section 9.05.

                                   ARTICLE X

                                     DEFAULT

      Section 10.01.  Default.  The following are "Events of Default" under this
Agreement:

                              (a) a party  shall duly fail to observe  any other
                  covenant, condition or agreement of this Agreement, which failure shall continue for thirty (30) days after written notice thereof is received from any of the other parties.

                              (b) any  warranty or  representation  made in this
                  Agreement shall be breached by a party or shall prove to be false or misleading in any material respect at any time prior to or following the Closing.

                              (c) if a party  is or  becomes  the  subject  of a
                  bankruptcy, reorganization, rearrangement, or voluntary insolvency proceeding under applicable bankruptcy, insolvency, creditor's rights or similar laws in effect in the jurisdiction of the party's organization or any other jurisdiction in which a party may seek or be subject to any such protection or proceedings, or in voluntary proceeding, if such proceeding is not dismissed within sixty (60) days.

                              (d) if a party shall seek, consent to or acquiesce
                  in the appointment of any trustee, receiver or liquidator of, or if a trustee, receiver or liquidator is otherwise appointed for it, or all or any material part of its assets.

                              (e) if a party shall make any  general  assignment
                  for the benefit of creditors.

                              (f) in any  proceeding a party shall be alleged to
                  be insolvent or unable generally to pay its debts as they become due if such proceeding is not dismissed within sixty
                  (60) days.

                              (g) a  party  commences  any  one or  more  of the
                  processes of dissolution, termination or liquidation.

Notwithstanding the above provisions, any cure periods provided for in this Section shall not apply with respect to any Event of Default of the same type or nature which is repeated more than twice in any twelve month period.

      Section 10.02. The remedies identified in this Agreement shall be cumulative and not exclusive and the parties shall be entitled to all other remedies available under law or in equity.

      Section 10.03. The parties shall be entitled to enforce their rights under this Agreement specifically and to recover damages by reason of any Event of Default or any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree not to oppose any final judgments of specific performance. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party in its sole discretion may apply to any court of law or in equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                                   ARTICLE XI

                                   TERMINATION

      Section 11.01. Termination. This Agreement and the other transactions contemplated hereby may be terminated at any time prior to the Closing:

                              (a) by mutual written agreement of the Parties;

                              (b) by any  party if the  Closing  shall  have not
                  been consummated by October 30, 2004; provided, however, that no party may terminate this Agreement pursuant to this clause
                  (b) if the Closing shall not have been consummated by October 30, 2004 by reason (i) of the failure of such party or any of its affiliates to perform in all material respects any of its or their respective covenants or agreements contained in this Agreement; or (ii) actions of a third party regulatory agency, in which case the aforementioned date shall be extended for a period of time equal to the delay caused by the regulatory agency.

                              (c) by Buyers if the Callisto Agreement shall have
                  not been executedby July 30, 2004.

                              (d) by either party if there shall be any applicable law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any non-appealable final order, decree or judgment of any governmental authority having competent jurisdiction over such person.

      Any party desiring to terminate  this  Agreement  pursuant to this Section
9.01 shall give written notice of such termination to the other parties.

      Section 11.02. Effect of Termination.

                              (a) If this  Agreement is  terminated as permitted
                  by Section 10.01, (i) this Agreement shall forthwith become void and of no further force and effect, except for the following provisions, which shall remain in full force and effect: (a) Section 11.02 (relating to confidentiality), (b)
                  Section 11.09 (relating to expenses), (c) this Section 10.02 and (d) Sections 11.06 and 11.08; and (ii) such termination shall be without liability of any party (or any affiliate, stockholder, consultant or representative of such party) to the other parties to this Agreement; provided, however, that if the transactions contemplated hereby fail to close as a result of a breach of the provisions of this Agreement by any of the parties, such party shall be fully liable for any and all damages or losses incurred or suffered by the other parties as a result of all such breaches if the other party(ies) is/are ready, willing and able to otherwise satisfy its obligations under this Agreement.

                              (b)  The  rights  and  remedies  provided  in this
                  Section 10.02 shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

                                  ARTICLE XII

                                  MISCELLANEOUS

      Section 12.01. This Agreement shall be binding upon and inure to the benefit of the parties named in this Agreement and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests or obligations hereunder or under any other Transaction Documents without the prior written approval of each of the other parties.

      Section 12.02. Except as otherwise required by law, including, without limitation, Provo's reporting obligations under the Exchange Act, no public disclosure of the terms of the Contemplated Transactions shall be made by either party without the prior written consent of the other parties, which will not be unreasonably withheld or delayed. Each party shall furnish to the other parties advance copies of any releases which it proposes to make concerning the transaction.

      Section 12.03. All information obtained by the parties from each other will be treated as confidential and the parties agree not to disclose, disseminate, reveal, share, or release all or any portion of such information to third parties, including their respective parent, subsidiaries, or affiliates, without the express written consent of the party providing the information.

      Section 12.04. Any holding that a provision of this Agreement is unenforceable, in whole or in party, will not affect the validity of the other provisions of this Agreement.

      Section 12.05. This Agreement (including the exhibits, schedules and appendices attached hereto), including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.

      Section 12.06. This Agreement shall be construed, interpreted, governed, and enforced by and under the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

      Section 12.07. All notices under this Agreement, including reports, shall be in writing in the English language addressed to the appropriate party at the address set forth by its name on this Agreement, and shall be deemed given when received by the recipient and shall be delivered directly by hand to authorized personnel or by registered mail, return receipt requested, authenticated facsimile message or electronic mail, confirmed by registered mail.

All notices shall be addressed:

      If to Arrangoiz, Requejo:  Provo Mexico, S.A. de C.V.
                                  Alvaro Obregon No. 121,
                                 Penthouse, Mexico City, Quintana Roo No. 28
                                 Col. Roma Sur
                                 06760 Mexico, D.F.
                                 Fax: 525-264-6442
                                 Attention: Ventura Martinez del Rio Arrangoiz

                                 With a copy, which shall not constitute notice, to:

                                 Swidler Berlin Sheriff Friedman, LLP
                                 The Washington Harbour
                                 3000 K Street, N.W., Suite 300
                                 Washington, D.C. 20007-5116
                                 Attention: Ulises R. Pin

      If to Provo:               Provo Communications Corp.
                                 One Blue Hill Plaza, 7th Floor
                                 Pearl River, New York 10965
                                 Attention: Nicko Feinberg

                                 With a copy to:

                                 Amy Wagner-Mele
                                 116 Spook Rock Road
                                 Montebello, New York 10901

      Section 12.08. All controversies relating to the interpretation and/or enforcement of this Agreement and the transactions contemplated herein shall be settled by binding arbitration in accordance with the International Rules of Arbitration of the American Arbitration Association in effect on the date the notice for arbitration is given to the other party or parties. In the event of any conflict between those rules and the provisions of this Section 11.08, the provisions of this Section 11.08 shall govern. The parties shall attempt to select a single arbitrator, but if they are unable to agree within ten (10) days from the date of an arbitration demand served by any of the parties, then each of the parties shall appoint one arbitrator and the arbitrators so chosen shall in turn choose an additional arbitrator. If the arbitrators chosen by the parties cannot agree on the choice of the final arbitrator within a period of ten (10) days after their nomination, then the final arbitrator shall be appointed by the American Arbitration Association. Any arbitration proceedings initiated hereunder shall be held in New York, New York, or such other place as the parties may mutually agree. The arbitration shall take place in the English language. No decision of the arbitrator(s) shall be subject to appeal, and judgment on the award or decision rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. To assure predictability, any arbitrators chosen by the parties or otherwise pursuant to this section shall be attorneys-in-law with experience in sophisticated commercial transactions. The arbitrator(s) shall base the decision solely on the provisions of this Agreement; provided, however, that to the extent the subject matter for the decision is not provided for in such provisions, the decision shall be based on applicable principles of law and judicial precedent as established in the law of the jurisdiction provided under Section 11.06 and, upon request of a party, will include in the award findings of facts and conclusions of law upon which the award is based. The arbitrator(s) may grant such legal or equitable relief as appropriate, including money damages, specific performance and injunctive relief. Questions of whether the dispute is subject to arbitration shall also be decided by the arbitrator(s). The final arbitration award shall be issued within ninety (90) days after the arbitration is initiated. Subject to the award of the arbitrator(s), each party to the arbitration shall pay an equal share of the fees and costs of the arbitration, except the arbitrator(s) shall have the power to award all expenses (including attorneys' fees and costs) to the prevailing party, as determined by the arbitrator(s). Each of the parties waives any defense of inconvenient forum to the maintenance of an action or proceeding brought under this Section 11.08 and waives any bond, surety, or other security that might be required of any other party with respect thereto. Any party may make service on any other party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11.07 above. Nothing in this Section 11.08, however, shall affect the right of any party to serve legal process in any other manner permitted by law. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

      Section 12.09. Each of the parties shall bear and shall pay their respective costs and expenses (including reasonable legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

      Section 12.10. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

      Section 12.11. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any of the transaction documents or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

      IN WITNESS WHEREOF, and for the consideration herein stated, the parties have executed this Agreement the day and year first above written.



PROVO COMMUNICATIONS CORPORATION

By: _______________________________
    Name:  Nicko Feinberg


    Title: President, Provo US Division


____________________________________       _____________________________________
Ventura Martinez del Rio Requejo,          Ventura Martinez del Rio Arrangoiz,
Individually                               Individually

The undersigned hereby agree to be bound by the provisions of Section 6.11 of the foregoing agreement.


                                             _______________________________
                                             Carlos Bello

                                             _______________________________
                                             Miguel Madero

                                             _______________________________
                                             Nicko Feinberg

                                             _______________________________
                                             Stephen J. Cole-Hatchard